UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

GREEN THUMB INDUSTRIES INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street Suite 700
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 471-6720

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on June 11, 2025, the shareholders of Green Thumb Industries Inc. (the “Company”) approved an amendment to the Company’s 2018 Share and Incentive Plan, as amended (the “Plan”), to increase the number of shares available to be granted thereunder from 10% of the number of the Company’s Subordinate Voting Shares outstanding as of the date of each grant, including the number of Subordinate Voting Shares issuable on conversion of the Company’s Super Voting Shares and Multiple Voting Shares, to 15% (the “Plan Amendment”). The Plan Amendment was included as Proposal No. 5 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). The Plan is described in more detail in the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual and Special Meeting of Shareholders of the Company held on June 11, 2025, the Company’s shareholders:

1.
Set the number of directors of the Company at seven;

2.
Elected the seven director nominees named in the Company’s 2025 Proxy Statement to serve as directors until the Company’s 2026 annual general meeting of shareholders or the date on which they otherwise cease to hold office under the British Columbia Corporations Act or under the Company’s articles;

3.
Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

4.
Approved the appointment of Baker Tilly US, LLP as auditors for the Company and authorized the Board to fix the auditors’ remuneration and terms of engagement; and

5.
Approved the amendment of the Plan, as amended, to increase the number of shares available thereunder as described in the Proxy Statement.

Proposal No. 1: Setting the number of directors of the Company at seven:

FOR	AGAINST
314,736,273	830,409

Proposal No. 2: Election of directors:

	FOR	WITHHOLD	BROKER NON-VOTES
Dawn Wilson Barnes	253,987,110	10,734,076	50,845,496
Anthony Georgiadis	253,475,424	11,245,762	50,845,496
Jeffrey Goldman	250,963,096	13,758,090	50,845,496
Benjamin Kovler	250,648,525	14,072,661	50,845,496
Ethan Nadelmann	253,535,553	11,185,633	50,845,496
Richard Reisin	254,070,425	10,650,761	50,845,496
Hannah (Buchan) Ross	253,569,725	11,151,461	50,845,496

Proposal No. 3: The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
245,811,655	18,684,733	224,798	50,845,496

Proposal No. 4: The appointment of Baker Tilly US, LLP as auditors for the Company and authorization of the Board to fix the auditors’ remuneration and terms of engagement:

FOR	WITHHOLD
314,572,462	994,220

Proposal No. 5: The approval of the amendment of the Company’s 2018 Share and Incentive Plan, as amended, to increase the number of shares available thereunder as described in the Company’s Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
249,277,501	15,275,802	167,883	50,845,496

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Green Thumb Industries Inc. 2018 Share and Incentive Plan, as amended (incorporated by reference to Appendix B of the Company’s Proxy Statement on Schedule 14A filed April 28, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

Date:	June 12, 2025	By:	/s/ Bret Kravitz
Bret Kravitz General Counsel and Secretary